EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of Saucony, Inc. (the "Company") for the period ended October 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John H. Fisher, Chief Executive Officer of the Company, and Michael Umana, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 14, 2002                   /s/ John H. Fisher
                                            John H. Fisher
                                            Chief Executive Officer



Dated:  November 14, 2002                   /s/ Michael Umana
                                            Michael Umana
                                            Chief Financial Officer